UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

LINDBLAD EXPEDITIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of the Company was held on June 2, 2022. As of the record date, April 6, 2022,  we had outstanding and entitled to vote at the 2022 Annual Meeting 50,810,228 shares of common stock and 80,000 shares of Series A Preferred Stock (representing an aggregate of 9,254,237 shares of common stock for such purposes) for an aggregate total of 60,064,465 votes. A total of 52,710,021 shares of the Company’s common stock and common share equivalents of the Company’s preferred stock, constituting a quorum, were represented in person or by proxy at the 2022 Annual Meeting.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s stockholders voted on five proposals at the 2022 Annual Meeting. The final results of the votes regarding each proposal are set forth below.

Proposal No. 1.     Election of Directors: The Company’s stockholders elected Bernard W. Aronson, Elliott Bisnow, Alexander P. Schultz and Thomas S. (Tad) Smith as Class A directors to serve terms expiring at the annual meeting of stockholders to be held in 2025 and until their successors have been duly elected and qualified. The voting results regarding this proposal are set forth below:

Name	For	Withheld	Broker Non-Votes
Bernard W. Aronson	30,910,816	14,868,851	6,930,354
Elliott Bisnow	36,360,068	9,419,599	6,930,354
Alexander P. Schultz	44,672,660	1,107,007	6,930,354
Thomas S. (Tad) Smith	31,566,676	14,212,991	6,930,354

Proposal No. 2.     Advisory Resolution on Executive Compensation: The Company’s stockholders approved, on an advisory basis, the 2021 compensation of the Company’s named executive officers disclosed in the Executive Compensation section and the related tables, notes and narrative in the Proxy Statement. The voting results regarding this proposal are set forth below:

For	Against	Abstain	Broker Non-Votes
26,094,846	18,918,049	766,722	6,930,354

Proposal No. 3.     The Ratification of the Appointment of the Company’s Independent Registered Certified Public Accounting Firm for Fiscal Year 2022: The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered certified public accounting firm for fiscal year 2022. The voting results regarding this proposal are set forth below:

For	Against	Abstain
52,516,881	10,357	182,783

Item 9.01(d):	Financial Statements and Exhibits.
Exhibit 104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

June 3, 2022	By:	/s/ Craig I. Felenstein
Craig I. Felenstein, Chief Financial Officer